Exhibit 10.2

EXECUTION VERSION

SECOND AMENDMENT TO
COMMON SECURITY AND ACCOUNT AGREEMENT

This Second Amendment, dated as of February 14, 2018 (the “Second Amendment”), among Cheniere Corpus Christi Holdings, LLC (the “Company”), Corpus Christi Liquefaction, LLC, Cheniere Corpus Christi Pipeline, L.P. and Corpus Christi Pipeline GP, LLC (the “Guarantors” and, together with the Company, the “Securing Parties”), Société Générale as Security Trustee, and Mizuho Bank, Ltd., as Account Bank, amends the Common Security and Account Agreement, dated as of May 13, 2015 and as amended on September 7, 2017 (as amended, amended and restated, modified or supplemented from time to time, the “Common Security and Account Agreement”), by and among the Securing Parties, the Initial Senior Creditor Group Representatives listed in Schedule C thereto and the Senior Creditor Group Representatives that accede thereto from time to time, for the benefit of all Senior Creditors, Société Générale as Intercreditor Agent for the Facility Lenders and any Hedging Banks, Société Générale as Security Trustee, and Mizuho Bank, Ltd., as Account Bank. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Security and Account Agreement.

WHEREAS, the Company entered into a Common Terms Agreement, dated as of May 13, 2015, and amended on September 7, 2017 (as amended, amended and restated, modified or supplemented from time to time, the “Common Terms Agreement”), by and among the Company, the Guarantors, Société Générale as the Term Loan Facility Agent on behalf of itself and the Term Lenders, and as Intercreditor Agent for the Facility Lenders, and each other Facility Agent that is party to the agreement from time to time on behalf of itself and the Facility Lenders under its Facility Agreement, which contains certain covenants applicable to the Loan Parties;

WHEREAS, the Company entered into an Indenture, dated as of May 18, 2016, as supplemented on December 9, 2016 by the First Supplemental Indenture and on May 19, 2017 by the Second Supplemental Indenture (as amended, amended and restated, modified or supplemented from time to time, the “Indenture”), among the Company, as issuer, the Guarantors, as guarantors and The Bank of New York Mellon, as trustee;

WHEREAS, the Company has requested that Intercreditor Agent agree on behalf of each Senior Creditor Group Representative to amend the Common Security and Account Agreement as set forth in the Second Amendment; and

WHEREAS, the Requisite Secured Parties have authorized the Intercreditor Agent to instruct the Security Trustee to amend the Common Security and Account Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and subject to the terms and conditions herein set forth, the parties hereto agree as follows:

Section 1. Amendments to Common Security and Account Agreement. The Company, the Guarantors and the Security Trustee each agree that the Common Security and Account Agreement is amended by adding the following as a new Section 2.11 (Loan Party Guarantees) to the Common Security and Account Agreement:

2.11 Secured Party Guarantees. Notwithstanding any other provision contained herein or in any other Finance Document, including without limitation Section 12.15 (Guarantees) of the Common Terms Agreement and Section 4.25 Limitation on Guarantees) of the Indenture, a Securing Party may guarantee any obligations of any other Securing Party that such other Securing Party is permitted to incur under the Finance Documents.

Section 2. Representations, Events of Default and Guarantees. The undersigned signatory of each Securing Party hereby certifies that she is an Authorized Officer of such Securing Party and, solely in such capacity and not in her personal capacity, hereby certifies to the Senior Creditor Group Representatives, as of the date of this Second Amendment, the following:

(a)
Each of the Repeated Representations made by such Securing Party is true and correct in all material respects, except for those representations and warranties that are qualified by materiality, which are true and correct in all respects, as to such Securing Party on and as of the date of this Second Amendment as if made on and as of such date (or, if stated to have been made solely as of an earlier date, as of such earlier date);

(b)
No Unmatured Event of Default or Event of Default has occurred and is Continuing on such date or could reasonably be expected to result from the consummation of the transactions contemplated by this Second Amendment; and

(c)
As of the date of this Second Amendment, the guarantee of the Senior Debt Obligations by each Guarantor is in full force and effect in accordance with Article 11 (Guarantees) of the Common Security and Account Agreement and this Second Amendment could not reasonably be expected to alter the effectiveness of such guarantees.

Section 3. Effectiveness. This Second Amendment shall be effective upon (x) the receipt by the Security Trustee of executed counterparts of this Second Amendment by the Company and each Guarantor and (y) the execution of this Second Amendment by the Security Trustee.

Section 4. Finance Document. This Second Amendment constitutes a Finance Document as such term is defined in, and for purposes of, the Common Security and Account Agreement.

Section 5. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Section 6. Headings. All headings in this Second Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 7. Binding Nature and Benefit. This Second Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted transfers and assigns.

Section 8. Counterparts. This Second Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or in electronic document format (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Second Amendment.

Section 9. No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Security and Account Agreement shall continue unchanged and shall remain in full force and effect. Each amendment granted herein shall apply solely to the matters set forth herein and such amendment shall not be deemed or construed as an amendment of any other matters, nor shall such amendment apply to any other matters.

[Signature pages follow]

EXECUTION VERSION

IN WITNESS WHEREOF, the parties have caused this Second Amendment to the Common Security and Account Agreement to be duly executed and delivered as of the day and year first above written.

CHENIERE CORPUS CHRISTI
HOLDINGS, LLC, as the Company

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CORPUS CHRISTI LIQUEFACTION,
LLC, as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CHENIERE CORPUS CHRISTI
PIPELINE, L.P., as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CORPUS CHRISTI PIPELINE GP, LLC,
as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SIGNATURE PAGE TO CSAA AMENDMENT

IN WITNESS WHEREOF, the parties have caused this Second Amendment to the Common Security and Account Agreement to be duly executed and delivered as of the day and year first above written.

SOCIÉTÉ GÉNÉRALE,
as Security Trustee (with the prior written
consent of the Intercreditor Agent) and
Intercreditor Agent on its own behalf and on
on behalf of the Intercreditor Parties

By:	/s/ Ellen Turkel
Name: Ellen Turkel
Title: Director

SIGNATURE PAGE TO CSAA AMENDMENT

IN WITNESS WHEREOF, the parties have caused this Second Amendment to the Common Security and Account Agreement to be duly executed and delivered as of the day and year first above written.

MIZUHO BANK, LTD.,
as Account Bank

By:	/s/ Christopher Stolarski
Name: Christopher Stolarski
Title: Managing Director

SIGNATURE PAGE TO CSAA AMENDMENT